As filed with the Securities and Exchange Commission on September 21, 2004
                                             Securities Act File No. 333-
                                                                         ------
                                     Investment Company Act File No. 811-
                                                                         ------
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ---------------
                                   FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                      Pre-Effective Amendment No. ______                   / /
                         Post-Effective Amendment No.                      / /
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     /X/
                              Amendment No. _____                          / /

                               ---------------
                 DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.
              (Exact Name of Registrant as Specified in Charter)

             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

     (Registrant's Telephone Number, including Area Code): (609) 282-2800

                               ---------------
                                Terry K. Glenn
                 Diversified Income Strategies Portfolio, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)
                               ---------------

                                  Copies to:

       Andrew J. Donohue, Esq.                    Frank P. Bruno, Esq.
     FUND ASSET MANAGEMENT, L.P.             SIDLEY AUSTIN BROWN & WOOD LLP
            P.O. Box 9011                          787 Seventh Avenue
   Princeton, New Jersey 08543-9011           New York, New York 10019-6018

                               ---------------
     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. [ ]

           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT


========================================= ===================== ====================== ===================== =====================
                                                                   Proposed Maximum      Proposed Maximum
                                              Amount Being        Offering Price Per    Aggregate Offering        Amount of
   Title of Securities Being Registered    Registered (1) (2)          Unit (1)              Price (1)       Registration Fee (3)
----------------------------------------- --------------------- ---------------------- --------------------- ---------------------
Common Stock ($.10 par value)............     50,000 shares             $20.00              $1,000,000               $127
========================================= ===================== ====================== ===================== =====================


(1)     Estimated solely for the purpose of calculating the registration fee.
(2)     Includes 6,521 shares subject to the underwriters' overallotment option.
(3) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

==============================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                             Subject to Completion
                Preliminary Prospectus dated September 21, 2004

PROSPECTUS
----------

                               __________ Shares
                 Diversified Income Strategies Portfolio, Inc.
                                 Common Stock

                            ----------------------

     Diversified Income Strategies Portfolio, Inc. is a newly organized, diversified, closed-end fund. The Fund's investment objective is to provide stockholders with high current income. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of floating rate debt securities and instruments. The Fund also may invest to a lesser extent in fixed rate debt securities and instruments. The Fund may invest without limit and generally intends to invest a substantial portion of its assets in floating or fixed rate debt securities and instruments that are rated below investment grade by established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's ("S&P")) or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund also may invest in securities and instruments that are rated Caa1 or lower (if rated by Moody's) or CCC+ or lower (if rated by S&P) by each

                                                 (continued on following page)

     Investing in the Fund's common stock may be speculative and involves certain risks described in the "Risk Factors and Special Considerations" section beginning on page [9] of this prospectus.

                            ----------------------


                                                                                     Per Share         Total (3)
                                                                                     ---------         ---------
     Public offering price...........................................                  $20.00          $
     Underwriting discount (1)..................................................  $                    $
                                                                                   ---------
     Proceeds, before expenses, to the Fund (2).................................  $                    $
                                                                                   ---------            ---------


     (1) The Fund has agreed to pay the underwriters $____ per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."
     (2) The Fund's investment adviser has agreed to pay all organizational expenses of the Fund. The investment adviser also agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount, but including the $____ per share partial reimbursement of expenses to the underwriters) exceeds $____ per share of common stock. The estimated offering expenses to be incurred by the Fund are $____.
     (3) The underwriters may also purchase up to an additional ____ shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments. If all such shares are purchased, the total public offering price will be $____, the total underwriting discount will be $____ and the total proceeds, before expenses, to the Fund will be $____.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The shares will be ready for delivery on or about _______, 2004.

                           -------------------------


                           -------------------------

                 The date of this prospectus is ______, 2004.

(continued from previous page)

agency rating such security or, if unrated, are considered by the Fund's investment adviser to be of comparable quality or are otherwise considered to be distressed securities. Debt securities and instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and dividend income and to repay principal, and are commonly referred to as "high yield" securities or "junk bonds." The Fund cannot guarantee that it will achieve its investment objective.

     The Fund may leverage through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund currently intends to borrow money in an initial amount up to approximately ____% of the value of its total assets (including the amount obtained from leverage), or approximately ____% of the Fund's common stock equity, after the Fund has fully invested the net proceeds of the offering. Following the investment of the net proceeds of the offering, the Fund may, depending on market conditions and the relative costs and benefits associated with other types of leverage, choose to leverage through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of both. The use of leverage can create special risks.

     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares of common stock on the New York
Stock Exchange or another national securities exchange under the symbol "    ."

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                               TABLE OF CONTENTS
                                                                         Page
                                                                         ----
Prospectus Summary..........................................................5
Risk Factors and Special Considerations....................................10
Fee Table..................................................................17
The Fund...................................................................18
Use of Proceeds............................................................18
Investment Objective and Policies..........................................18
Other Investment Policies..................................................30
Investment Restrictions....................................................45
Directors and Officers.....................................................46
Investment Advisory and Management Arrangements............................49
Portfolio Transactions.....................................................54
Dividends and Distributions................................................56
Taxes......................................................................57
Automatic Dividend Reinvestment Plan.......................................60
Mutual Fund Investment Option..............................................62
Net Asset Value............................................................62
Description of Capital Stock...............................................63
Custodian..................................................................65
Underwriting...............................................................66
Transfer Agent, Dividend Disbursing Agent and Registrar....................68
Accounting Services Provider...............................................68
Legal Opinions.............................................................68
Independent Registered Public Accounting Firm and Experts..................68
Additional Information.....................................................68
Report of Independent Registered Public Accounting Firm....................70
Statement of Assets and Liabilities........................................71
Appendix A--Ratings of Securities.........................................A-1


                           -------------------------

     Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the Commission's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                           -------------------------

     You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

                     (This page intentionally left blank)


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                                                 Prospectus Summary

     This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund                         Diversified Income Strategies Portfolio, Inc. is a newly organized, diversified, closed-end fund.

The Offering                     The Fund is offering _________ shares of common stock at an initial offering price of $20.00 per share through a group of underwriters led by __________. You must purchase at least 100 shares of common stock. The underwriters may purchase up to an additional _______ shares of common stock within 45 days from the date of this prospectus to cover overallotments, if any.

Investment Objective             The Fund's investment objective is to provide stockholders with high current
  and Policies                   income. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of floating rate debt securities and instruments ("floating rate debt securities"). The Fund also may invest to a lesser extent in fixed rate debt securities and instruments ("fixed rate debt securities"). The Fund anticipates that a substantial portion of its portfolio will consist of floating rate and fixed rate debt securities that are rated below investment grade by established rating services. The Fund also may invest in investment grade securities. The Fund may invest in securities of any maturity or duration. The Fund may invest without limit in illiquid securities. The Fund cannot guarantee that it will achieve its investment objective.

                                 Floating Rate Debt Securities. Under normal market conditions and after the initial investment period of up to approximately six months following the completion of this offering, the Fund intends to invest primarily in floating rate debt securities, including floating or variable rate loans, bonds, notes or other debt securities or instruments which pay a floating rate of interest until maturity.
                                 Floating rate debt securities include floating or variable rate securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating rate debt securities to include fixed rate debt securities where the Fund has entered into certain derivative transactions, including interest rate swap agreements, in an attempt to convert the fixed rate interest payments it receives with respect to such securities into floating rate interest payments.

                                 Senior Loans. The Fund's investments in floating rate debt securities may include senior floating rate loans ("senior loans"). The Fund intends to invest in senior loans issued either directly by the borrower or in the form of participation or assignment interests purchased from banks and other financial institutions and institutional investors. Senior loans are typically direct obligations of a borrower undertaken to finance the growth of the borrower's business or a capital restructuring. Such senior loans may be either secured or unsecured. Interest rates on senior loans generally float daily or adjust periodically at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S.
                                 bank, the Certificate of Deposit rate or the London InterBank Offered Rate
                                 ("LIBOR"). A significant portion of such senior loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Senior loans are normally accessible only to financial institutions and large corporate and institutional investors and are not widely

-------------------------------------------------------------------------------------------------------------------


                                                         5


-------------------------------------------------------------------------------------------------------------------
                                 available to individual investors.

                                 Fixed Rate Debt Securities. The Fund also may invest to a lesser extent in certain fixed rate debt securities, including fixed rate loans, bonds, notes or other debt securities or instruments which pay a fixed rate of interest until maturity.

                                 High Yield Securities. The Fund may invest without limit and generally intends to invest a substantial portion of its assets in below investment grade, high yield securities that are rated below investment grade by established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard
                                 & Poor's ("S&P")) or, if unrated, are considered by Fund Asset Management L.P. (the
                                 "Investment Adviser") to be of comparable quality. High yield securities are generally regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal and involve greater volatility of price than securities in the higher rating categories. High yield bonds are commonly referred to as "junk bonds." The Fund may also invest in investment grade securities.

                                 Distressed Securities. The Fund also may invest in high yield securities that are rated Caa1 or lower (if rated by Moody's) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment
                                 Adviser to be of comparable quality or are otherwise considered to be distressed securities. The Fund considers distressed securities to be high yield securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by
                                 S&P) or, if unrated, are considered by the Investment Adviser to be of comparable quality ("Distressed Securities").

                                 Credit Quality. The Investment Adviser performs its own analysis of the credit quality and risks associated with individual debt securities considered as investments for the Fund, rather than relying exclusively on rating agencies or third-party research. In evaluating senior loans and other debt securities, the
                                 Investment Adviser analyzes and takes into account the legal/protective features associated with the securities (such as their position in the borrower's capital structure and any security through collateral) in assessing their credit characteristics.

                                 Other Investments. The Fund may invest in various other types of floating rate or fixed rate debt securities, including, but not limited to convertible securities, mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities (including preferred securities that may be converted into common stock or other securities of the same or a different issuer and non-convertible preferred securities), commercial paper,
                                 U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

                                 To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund also may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of a borrower or issuer.

-------------------------------------------------------------------------------------------------------------------


                                                         6


-------------------------------------------------------------------------------------------------------------------
                                 Foreign Investments. The Fund may invest without limitation in debt securities of issuers domiciled outside the United States, including emerging market countries. Although the Fund intends to invest primarily in U.S.
                                 dollar-denominated debt securities, the Fund also may invest in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

                                 Portfolio Strategies. The Fund may use a variety of portfolio strategies both to seek to increase the return of the Fund and to seek to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, interest rate transactions (including interest rate swaps), credit default swaps, total return swaps, options, futures, options on futures, short sales and foreign exchange transactions.

                                 The Fund also may invest in fixed income debt securities and enter into certain derivative transactions, including interest rate swap transactions, in an attempt to convert the fixed rate interest payments it receives with respect to such securities into floating rate interest payments. The Fund considers such securities where the Fund has entered into such derivative transactions to be floating rate debt securities for purposes of the Fund's intent to invest primarily in floating rate debt securities.

                                 The Fund's hedging transactions are designed to reduce volatility but may come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on the Investment
                                 Adviser's ability to forecast movements in securities prices and interest rates.
                                 The strategies the Fund uses to seek to enhance its return may be riskier and have more speculative aspects than its hedging strategies. The Fund is not required to use derivatives to enhance income or hedge its portfolio and may choose not to do
                                 so. The Fund cannot guarantee that any strategies it uses will work.

Use of Leverage by               The Fund may leverage through borrowings, the issuance of debt securities, the
  the Fund                       issuance of shares of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33-1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The Fund currently intends to borrow money in an initial amount up to approximately _______% of the value of its total assets (including the amount obtained from leverage), or approximately ______% of the Fund's common stock equity, after the Fund has fully invested the net proceeds of the offering. The
                                 Fund anticipates that it will take up to approximately six months to invest the net proceeds of the offering. Following the investment of the net proceeds of the offering, the Fund may, depending on market conditions and the relative costs and benefits associated with other types of leverage, choose to leverage through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of both. While such leverage creates an opportunity for increased net income, it also creates special risks, including increased costs and greater volatility in the net asset value and market price of the common stock. The Fund may borrow to finance additional investments when the
                                 Investment Adviser believes that the potential return on such additional investments will exceed the costs incurred in connection with the borrowing. When the Fund is utilizing leverage, the fees paid to the Investment

-------------------------------------------------------------------------------------------------------------------


                                                         7


-------------------------------------------------------------------------------------------------------------------
                                 Adviser for investment advisory and management services will be higher than if the
                                 Fund did not utilize leverage because the fees paid will be calculated based on an aggregate of (i) the Fund's average daily net assets (including any proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage.

Listing                          Currently, there is no public market for the Fund's common stock. However, the Fund plans to apply to list its shares of common stock on the New York Stock Exchange or
                                 another national securities exchange under the symbol "     ."

Investment Adviser               The Investment Adviser provides investment advisory and administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of ____% of an aggregate of (i) the Fund's average daily net assets
                                 (including any proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage.

Dividends and                    The Fund intends to distribute dividends from its net investment income monthly,
  Distributions                  and net realized capital gains, if any, at least annually. The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus.
                                 Currently, in order to maintain a more stable level of monthly dividend distributions, the Fund intends to pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income.

Yield Considerations             The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuers or borrowers of the portfolio securities to pay dividends or interest on such securities, changes in interest rates, including changes in the relationship between short term rates and long term rates, the amount and timing of borrowings and the issuance of the Fund's preferred stock or debt securities, the effects of leverage on the common stock discussed above under "-- Use of Leverage by the Fund," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares, and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above, and the initial yield and later yields may be lower. Any statements as to an estimated yield are based on certain assumptions and conditions and are as of the date made, and no guarantee can be given that the
                                 Fund will achieve or maintain any particular yield level.

Automatic Dividend               Dividend and capital gains distributions generally are used to purchase
   Reinvestment Plan             additional shares of the Fund's common stock. However, an investor can choose to receive distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm whether the broker or nominee will permit them to participate in the automatic dividend reinvestment plan.

-------------------------------------------------------------------------------------------------------------------


                                                         8


Mutual Fund Investment           Investors who purchase shares in this offering and later sell their shares have
  Option                         the option, subject to certain conditions, to purchase Class A shares of certain open-end funds advised by the Investment Adviser or its affiliates at net asset value, without the imposition of the initial sales charge, with the proceeds from such sale.


-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                    Risk Factors and Special Considerations

     An investment in the Fund's common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

     Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading.

     Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

     Issuer Risk; Market Risk; and Selection Risk. The value of floating rate and other debt securities may decline for a number of reasons which directly relate to the issuer or borrower, such as a real or perceived management performance, financial leverage and reduced demand for the issuer's or borrower's goods and services. Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the relevant market indices or other funds with a similar investment objective and investment strategies.

     Net Asset Value; Interest Rate Sensitivity; Credit Quality; and Other Market Conditions. Generally, when interest rates go up, the value of fixed rate debt securities goes down. Therefore, the net asset value of a fund that invests primarily in fixed rate securities changes in response to interest rate fluctuations. Because the Fund intends to invest primarily in floating rate debt securities (including fixed rate debt securities where the Fund has entered into certain derivative transactions to effectively convert the fixed rate payments into floating rate interest payments), the Investment Adviser generally expects that the Fund will have less interest rate risk (i.e., fluctuations in net asset value as a result of movements in interest rates) than a fund that invests primarily in fixed rate securities of similar maturity. However, because the interest rate on floating rate debt securities may only reset periodically, the Fund's net asset value may fluctuate from time to time due to interest rate movements when there is an imperfect correlation between the interest rates on the floating rate debt securities in the Fund's portfolio and prevailing interest rates. A real or perceived decline in the credit quality or financial condition of an issuer or borrower in which the Fund invests may result in the value of the floating rate debt securities held by the Fund, the Fund's net asset value and potentially the market price of the Fund's common stock, going down. A real or perceived serious deterioration in the credit quality or financial condition of an issuer or borrower could cause a permanent decrease in the Fund's net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of floating rate debt securities held by the Fund. Given that the Fund uses market prices to value many of its floating rate debt securities, any decrease in the market value of the floating rate debt securities held by the Fund will result in a decrease in the Fund's net asset value and potentially the market price of the Fund's common stock. The Fund also may invest in debt securities with fixed rates of interest which generally will lose value in direct response to rising interest rates. The Fund's use of leverage, as described below under "-- Leverage," will tend to increase interest rate risk to the Fund's common stock.

     Non-Payment. The debt securities in which the Fund invests are subject to the risk of non-payment of interest and principal. When a borrower or issuer fails to make scheduled interest or principal payments on a debt security, the value of the security, and hence the Fund's net asset value, and potentially the market value of the Fund's shares of common stock, may go down. While a senior position in the capital structure of a borrower may provide some protection with respect to certain of the Fund's investments, losses may still occur.

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                                      10

------------------------------------------------------------------------------
     Dividend Risk. Because the Fund intends to invest primarily in floating rate debt securities, the amount of interest income available for the Fund's monthly distributions to common stockholders may vary over time as a result of fluctuations in market interest rates. Generally, when market interest rates fall, the amount of interest income available for distribution to common stockholders will likewise decrease over time.

     High Yield Securities. The Fund may invest without limit and generally intends to invest a substantial portion of its assets in below investment grade, high yield debt securities. The Fund also may invest without limit in Distressed Securities which are discussed below under "-- Distressed Securities." Investments in high yield securities entail a higher level of credit risk (loss of income and/or principal) and a corresponding greater risk of loss than investments in investment grade securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal. Issuers of high yield debt securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer's ability to service its debt obligations or make dividend payments may be adversely affected by business developments unique to the issuer, the issuer's inability to meet specific projected business forecasts, or the inability of the issuer to obtain additional financing. Other than the Distressed Securities discussed below, the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     High yield securities also tend to be more sensitive to economic conditions than investment grade securities. The financial condition of a high yield issuer or borrower is usually more susceptible to a general economic downturn or a sustained period of rising interest rates and high yield issuers are more likely than investment grade issuers or borrowers to become unable to make principal payments and interest or dividend payments during such time periods.

     Like investment grade fixed income securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Fund may experience difficulty acquiring appropriate high yield securities for investment. Investments in high yield securities may, from time to time, and especially in declining markets, become illiquid which might impede the Fund's ability to dispose of a particular security, or force the Fund to sell a security at a price lower than if the market were more liquid. Prices realized upon such sales might be less than the prices used in calculating the Fund's net asset value. The combination of price volatility and the limited liquidity of high yield securities, and in particular senior loans, may have an adverse effect on the Fund's investment performance.

     High yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities will adversely affect the Fund's net asset value, and potentially the market price of the Fund's shares of common stock.

     Adverse publicity and negative investor perceptions of the high yield market, which could last for an extended time period also may reduce the value and liquidity of high yield securities. When the market value of high yield securities goes down, the Fund's net asset value, and potentially the market price of the Fund's shares of common stock, will decrease. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default or restructuring of a portfolio holding.

     High yield bonds (commonly referred to as "junk bonds") are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to

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                                      11

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repurchase the securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities that would decrease the net investment income to the Fund and dividends to stockholders.

     Distressed Securities. An investment in Distressed Securities is speculative and involves significant risk in addition to the risks discussed above in connection with investments in high yield securities. Distressed Securities frequently do not produce income while they are outstanding. The Fund may purchase Distressed Securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

     Senior Loans. The senior loans in which the Fund invests can be expected to provide higher yields than certain investment grade securities, but such loans may be subject to greater risk of loss of principal and income resulting from nonpayment of interest and principal by the borrower. Senior loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of senior loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give senior loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality or default of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the senior loan will be repaid in full or in a timely manner. When a borrower fails to make scheduled interest or principal payments on a debt security, the value of the instrument, and hence the Fund's net asset value, and potentially the value of the Fund's shares of common stock, may go down. While collateral may provide some protection against devaluation due to a default on a collateralized loan, losses may not be completely covered by the liquidation or sale of collateral. To the extent the senior loan is secured by stock of the borrower and/or its subsidiaries and affiliates, such stock may lose all of its value in the event of a bankruptcy or insolvency of the borrower. The Fund may invest in either secured or unsecured senior loans.

     Senior loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 to 90 days but generally not more than one year, in the case of LIBOR. Consequently, the value of senior loans held by the Fund may generally be expected to fluctuate less than the value of certain fixed rate securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain senior loans may not be as well developed as the secondary dealer market for certain fixed rate securities, including high yield bonds, and therefore present increased market risk relating to liquidity and pricing concerns.

     The Fund has no minimum credit rating for the senior loans in which it invests. Investments rated below investment grade or, if unrated, are considered by the Investment Adviser to be of similar credit quality, have a higher risk of non-payment than investment grade investments.

     Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate the Fund's claims on any collateral securing the loan are greater in highly leveraged transactions.

     Intermediary Risk. The Fund may invest in senior loans either by participating as a co-lender at the time the loan is originated or by buying a participation or assignment interest in the loan in the secondary market from a financial institution or an institutional investor. The financial status of the institutions interposed between the Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

     The success of the Fund's investments in senior loans depends, to a great degree, on the skill with which an agent bank administers the terms of the senior loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing senior loan agreements.

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                                      12

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     Regulatory Changes. To the extent that legislation or state or federal bank or other regulators impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of senior loans and other related investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of senior loans and other debt securities held by the Fund.

     Foreign Securities. The Fund may invest without limitation in debt securities of issuers domiciled outside the United States, including emerging market countries which are discussed below. Although the Fund intends to invest primarily in U.S. dollar-denominated securities, the Fund also may invest in debt securities denominated in currencies other than U.S. dollar or that do not provide for payment to the Fund in U.S. dollars. Investments in non-U.S. debt securities may involve risks not typically involved in domestic investment, including fluctuation in foreign interest rates, currency risk (discussed below), risks associated with holding the Fund's assets outside the United States, settlement risk, future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations. In connection with the Fund's investments in foreign securities, the Fund may engage in foreign exchange transactions to hedge the value of the Fund's portfolio against adverse currency movements. The Fund is not required to enter into foreign exchange transactions for hedging purposes and may choose not to do so.

     Currency Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio, and hence the Fund's net asset value, and potentially the market value of the Fund's shares of common stock. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that for non-U.S. dollar-denominated securities a strong U.S. dollar will reduce returns for investors while a weak U.S. dollar will increase those returns.

     Emerging Market Countries Risk. The Fund may invest without limitation in debt securities of issuers located in emerging market countries. Investing in securities of issuers based in underdeveloped emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.

     In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

     Many emerging market countries have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging market countries may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

     Mortgage and Asset Backed Securities. The Fund may invest in a variety of mortgage related and other asset backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates

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                                      13

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fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

     Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

     Like more traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio will increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

     Leverage. The Fund may leverage through borrowings, the issuance of debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33-1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The Fund currently intends to borrow money in an initial amount up to approximately ____% of the value of its total assets (including the amounts obtained from leverage), or approximately ____% of the Fund's common stock equity, after the Fund has fully invested the net proceeds of the offering. Following the investment of the net proceeds of the offering, the Fund may, depending on market conditions and the relative costs and benefits associated with other types of leverage, choose to leverage through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of both. It is currently anticipated that it will take up to approximately six months to invest the net proceeds of the offering. However, leverage involves risks, which can be significant. These risks include greater volatility in the Fund's net asset value, fluctuations in the dividend paid by the Fund and the market price of the Fund's common stock, the possibility that the value of the assets acquired with such borrowing will decrease although the Fund's liability is fixed and increased operating costs which may reduce the Fund's total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced.

     Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, interest rate swaps, total return swaps, short sales and foreign exchange transactions. For example, the Fund may invest in fixed income debt securities and enter into certain derivative transactions, including interest rate swap agreements, in an attempt to convert the fixed rate interest payments it receives with respect to such securities into floating rate interest payments. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies such as inverse securities, credit default swaps, interest rate swaps, total return swaps and short sales may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common stock as discussed above under "-- Leverage." The Fund is not required to use derivatives or other portfolio strategies to enhance income or to hedge its portfolio and may choose not to do so. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may

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                                      14

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use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

     Derivatives Risk. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its return, such as options, futures contracts and swap agreements, and may engage in short sales. The Fund may also have exposure to derivatives through investment in credit linked notes, credit linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, counterparty risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Credit Risk and Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Options and Futures Transactions. The Fund may engage in options and futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into options and futures transactions for hedging purposes or to enhance its return and may choose not to do so.

     Swaps. In order to seek to hedge the value of the Fund's portfolio, or to seek to enhance the Fund's return, the Fund may enter into interest rate, credit default or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest rate, credit default or total return swap transactions for hedging purposes or to enhance its return and may choose not to do so.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale ("against the box")

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                                      15

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by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund's potential for loss is greater if it does not own the security that it is short selling.

     Liquidity of Investments. Certain debt securities, including in particular senior loans, in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain investments. As a result, the Fund may be forced to sell these investments at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid investments.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called securities at market rates that are below the portfolio's current earnings rate. A decline in income could affect the market price or the overall returns on the Fund's common stock.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation adjusted, value of the Fund's common stock and distributions can decline and the interest payments on Fund borrowings, if any, or the dividend payments on the Fund's preferred stock, if any, may increase.

     Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks, and the continued threat of such attacks, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact the market prices of portfolio securities, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock. High yield securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of high yield securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions may not have other material and adverse implications for the high yield securities markets.

     Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

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                                      16


                                             Fee Table

Stockholder Transaction Fees:
  Maximum Sales Load (as a percentage of offering price)...............................                %
                                                                                                    ---
  Offering Expenses Borne by the Fund (as a percentage of offering price) (a)..........                %
                                                                                                    ---
  Dividend Reinvestment Plan Fees......................................................             None
Annual Expenses (as a percentage of net assets attributable to common stock):
  Investment Advisory Fee (b) (c)......................................................                %
                                                                                                    ---
  Interest Payments on Borrowed Funds (c)..............................................                %
                                                                                                    ---
  Other Expenses (c)...................................................................                %
                                                                                                    ---
    Total Annual Expenses (c)..........................................................                %
                                                                                                    ---


----------------

(a) The Investment Adviser has agreed to pay all of the Fund's organizational expenses. Offering costs will be paid by the Fund up to $___ per share (___% of the offering price). The Investment Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $___ per share partial reimbursement of expenses to the underwriters) exceeds $___ per share of common stock (___% of the offering price). The offering costs to be paid by the Fund are not included in Total Annual Expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock.
(b)  See "Investment Advisory and Management Arrangements."
(c) Assumes leverage by borrowing in an amount equal to approximately ___% of the Fund's total assets (including the amount obtained from leverage), or approximately ___% of the Fund's common stock equity, at an interest rate of ___%. The Fund may borrow money and issue debt securities in amounts up to 33-1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. If the Fund does not use leverage, it is estimated that, as a percentage of net assets attributable to common stock, the Investment Advisory Fee would be ___%, Interest Payments on Borrowed Funds would be 0.00%, Other Expenses would be ___% and Total Annual Expenses would be ___%. See "Risk Factors and Special Considerations -- Leverage" and "Other Investment Policies -- Leverage."


EXAMPLE:                                                                   1 Year     3 Years    5 Years    10 Years
                                                                           ------     -------    -------    --------
   An investor would pay the following expenses (including the sales load of $____ and estimated offering expenses of this offering of
   $____) on a $1,000 investment, assuming total annual expenses of
   _____% (assuming leverage of _______% of the Fund's total
   assets) and a 5% annual return throughout the periods............       $           $          $           $
                                                                            -----       -----      -----       -----


     The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year and assumes that the Fund issues approximately _________ shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the Example.

                                   The Fund

     Diversified Income Strategies Portfolio, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on September 20, 2004, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal executive office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is
(609) 282-2800.

     The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end investment companies advised by the Fund's Investment Adviser with a similar investment objective and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and, if the Fund is the acquired fund, the stockholders of the Fund. See "Description of Capital Stock -- Certain Provisions of the Charter and By-laws."

                                Use of Proceeds

     The net proceeds of this offering will be approximately $_____ (or approximately $_____ assuming the underwriters exercise the overallotment option in full) after payment of offering costs estimated to be approximately $_____ and the deduction of the underwriting discount. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $_____ per share partial reimbursement of expenses to the underwriters) exceeds $_____ per share of common stock (_____% of the offering price). The Investment Adviser has agreed to pay all of the Fund's organizational expenses.

     Due to current scarcity of available securities in the floating rate debt and the high yield markets, investments that in the judgment of the Investment Adviser are appropriate investments for the Fund may not be immediately available. The Fund expects that there will be an initial investment period of up to approximately six months following the completion of its common stock offering, depending on market conditions and the availability of appropriate securities, before it is invested in accordance with its investment objective and policies. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in high grade, short term debt securities (both fixed and floating rate), money market funds, credit linked notes, credit linked trust certificates and/or index futures contracts or similar derivative instruments designed to give the Fund exposure to the markets in which it intends to invest while the Investment Adviser selects specific securities. A relatively long initial investment period may negatively impact the yield on the Fund's common stock and the return to stockholders. See "Investment Objective and Policies."

                       Investment Objective and Policies

     The Fund's investment objective is to provide stockholders with high current income. The Fund's investment objective of high current income is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Fund cannot guarantee that it will achieve its investment objective.

     The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of floating rate debt securities and instruments ("floating rate debt securities"), including floating rate loans, bonds, notes or other debt securities or instruments which pay a floating or variable rate of interest until maturity. Floating rate debt securities include floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating rate debt securities to include fixed rate debt securities where the Fund has entered into certain derivative transactions, including interest rate swap agreements, in an attempt to convert the fixed rate interest payments it receives with respect to such securities into floating rate interest payments. The Fund also may invest to a lesser extent in certain fixed rate debt securities and instruments ("fixed rate debt securities"), including fixed rate senior loans, bonds, notes or other debt securities or instruments which pay a fixed rate of interest until maturity. The Fund anticipates that a substantial portion of its portfolio will consist of floating rate debt securities or fixed rate debt securities that are rated below investment grade by established rating services. The Fund may invest without limit in illiquid securities. The Fund may also invest in investment grade securities. The Fund may invest in securities of any maturity or duration.

     The Fund may invest without limit and generally intends to invest a substantial portion of its assets in high yield securities that are rated below investment grade by established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's ("S&P")) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Such securities are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal and are commonly referred to as "high yield" securities or "junk bonds." The Fund also may invest without limit in securities that are rated Caa1 or lower (if rated by Moody's) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be distressed securities ("Distressed Securities"), as discussed below. Securities rated Ba or lower by Moody's, BB or lower by S&P and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P) are regarded as having the highest degree of speculative characteristics and are often in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing. The descriptions of the investment rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in Appendix
A. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody's and BB+, BB and BB- in the case of S&P).

     To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund also may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of a borrower or issuer.

     The Fund may invest in various other types of floating rate or fixed rate debt securities, including, but not limited to, convertible securities, mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities (including preferred securities that may be converted into common stock or other securities of the same or a different issuer and non-convertible preferred securities), commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

     The Fund may invest without limitation in debt securities of issuers domiciled outside the United States, including emerging market countries. Although the Fund intends to invest primarily in U.S. dollar-denominated debt securities, the Fund may invest in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars, including obligations of non-U.S. governments and their respective subdivisions, agencies and government sponsored enterprises.

     Investment in the common stock of the Fund offers the individual investor several potential benefits. The Fund offers investors the opportunity to receive current income by investing in a professionally managed portfolio comprised primarily of floating rate debt securities, some of which are a type of investment typically not available to individual investors. The Investment Adviser provides professional management, which includes the extensive credit analysis needed to invest in junk bonds, senior loans, foreign securities, Distressed Securities and other debt securities and instruments. In addition to using the credit rating provided by independent rating agencies, the Investment Adviser independently evaluates the creditworthiness of the portfolio securities held by the Fund. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, the Investment Adviser may seek to enhance the yield of the Fund's common stock by leveraging the Fund's capital structure through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors and Special Considerations -- Leverage" and "Other Investment Policies -- Leverage."

     The Fund may engage in various portfolio strategies to seek to enhance its return or to hedge its portfolio against movements in interest rates through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps, credit default swaps, short selling and foreign exchange transactions. Each of these portfolio strategies is described below. The Fund also may invest in fixed income securities and enter into certain derivative transactions, including interest rate swap agreements, in an attempt to convert the fixed rate interest payments it receives with respect to such securities into floating rate interest payments. The Fund considers such securities where the Fund has entered into such derivative transactions to be floating rate debt securities for purposes of the Fund's intent to invest primarily in floating rate debt securities. See "Other Investment Policies--Interest Rate Transactions." There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

     The Fund may vary its investment objective and policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of the offering are being invested. Under such conditions, the Fund may invest up to 100% of its total assets in fixed rate investment grade debt securities, including high grade short term debt securities, or may hold its assets in cash. The yield on such securities may be lower than the yield on the floating rate debt securities in which the Fund normally may invest and such securities may be more sensitive to interest rate changes than the floating rate debt securities in which the Fund normally may invest. The Fund may not achieve its investment objective when it does so.

     The Fund may invest in, among other things, the types of securities and instruments described below:

Description of Floating Rate Debt Securities

     Under normal market conditions and after the initial investment period of up to approximately six months following the completion of this offering, the Fund intends to invest primarily in floating rate debt securities, including floating rate loans, bonds, notes or other debt securities or instruments which pay a floating rate of interest until maturity. Floating rate debt securities include floating or variable rate securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating rate debt securities to include fixed rate debt securities where the Fund has entered into certain derivative transactions, including interest rate swap agreements, in an attempt to convert the fixed rate interest payments it receives with respect to such securities into floating rate interest payments. These floating rate debt securities may include, without limitation, corporate bonds, notes, loans ("senior loans"), and certain types of mortgage related and other asset backed securities. Due to their floating or variable rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt security is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate debt security may nonetheless decline as interest rates rise and due to other factors, such as real or perceived changes in credit quality or financial condition of the issuer or borrower, volatility in the capital markets or other adverse market conditions.

Fixed Rate Debt Securities

     The Fund also may invest to a lesser extent in certain fixed rate debt securities, including fixed rate senior loans, bonds, notes or other debt securities or instruments which pay a fixed rate of interest until maturity.

Description of High Yield Securities

     The Fund may invest without limit and generally intends to invest a substantial portion of its assets in high yield securities that are rated below investment grade by established rating services (Ba or lower by Moody's or BB or lower by S&P) or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Fund also may invest without limit in securities that are rated Caa1 or lower (if rated by Moody's) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Investment Adviser to be of comparable quality or are otherwise considered to be Distressed Securities. High yield bonds commonly are referred to as "junk" bonds. See "Appendix A -- Ratings of Securities" for information concerning rating categories.

     Selection and supervision of high yield securities by the Investment Adviser involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's own credit analysis than investment companies which invest in investment grade securities. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the Investment Adviser's judgment, it is advantageous to sell such securities.

     Investments in high yield securities generally provide greater income than investments in investment grade securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as being predominantly speculative as to the issuer's ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations.

     The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

     Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     High yield securities tend to be more volatile than investment grade securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value, and potentially the market price of the Fund's shares of common stock.

     Like investment grade securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Fund may experience difficulty acquiring appropriate high yield securities for investment.

     Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Fund receives for its high yield securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

     The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to stockholders.

Description of Distressed Securities

     Distressed Securities are high yield/high risk securities, including certain floating rate debt securities purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. The Fund will generally make such investments only when the Investment Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Description of Senior Loans

     The Fund's investments in floating rate debt securities may include senior loans. The senior loans in which the Fund invests primarily consist of direct obligations of a borrower undertaken to finance the growth of the borrower's business, internally or externally, or to finance a capital restructuring. Senior loans may also include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code and obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. A significant portion of such senior loans are highly leveraged loans such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such senior loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities or delayed draw term loans, which would require the Fund to make additional investments in the senior loans as required under the terms of the credit facility. Such senior loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a borrower's receivables. Senior loans generally are issued in the form of senior syndicated loans, but the Fund also may invest from time to time in privately placed notes, credit linked notes, structured notes or other instruments with credit and pricing terms which are, in the opinion of the Investment Adviser, consistent with investments in senior loan obligations.

     The senior loans in which the Fund invests generally hold a senior position in the capital structure of the borrower. Such loans may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgement of the Investment Adviser, in the category of senior debt. A senior position in the borrower's capital structure generally gives the holder of the senior loan a claim on some or all of the borrower's assets that is senior to that of subordinated debt, preferred stock and common stock in the event the borrower defaults or becomes bankrupt. The senior loans in which the Fund invests may be wholly or partially secured by collateral, or may be unsecured. In the event of a default, the ability of an investor to have access to any collateral may be limited by bankruptcy and other insolvency laws. The value of the collateral also may decline subsequent to the Fund's investment in the senior loan. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Co-Lenders (each as defined below), or pursuant to the terms of the underlying credit agreement with the borrower. There is no assurance that the liquidation of the collateral will satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment, and possibly, its net asset value.

     In the case of highly leveraged senior loans, a borrower is often required to pledge collateral that may include (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and/or (iv) security interests in securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by subsidiaries or affiliates. In some cases the only collateral for the senior loan is the stock of the borrower and/or its subsidiaries and affiliates. To the extent a senior loan is secured by stock of the borrower and/or its subsidiaries and affiliates, such stock may lose all of its value in the event of a bankruptcy or insolvency of the borrower. In the case of senior loans to privately held companies, the companies' owners may provide additional credit support in the form of guarantees and/or pledges of other securities that they own.

     In the case of project finance loans, the borrower is generally a special purpose entity that pledges undeveloped land and other non-income producing assets as collateral and obtains construction completion guaranties from third parties, such as the project sponsor. Project finance credit facilities typically provide for payment of interest from escrowed funds during a scheduled construction period, and for the pledge of current and fixed assets after the project is constructed and becomes operational. During the construction period, however, the lenders bear the risk that the project will not be constructed in a timely manner, or will exhaust project funds prior to completion. In such an event, the lenders may need to take legal action to enforce the completion guaranties, or may need to lend more money to the project on less favorable financing terms, or may need to liquidate the undeveloped project assets. There can be no assurance in any of such cases that the lenders will recover all of their invested capital.

     The rate of interest payable on senior floating rate loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the prime rate ("Prime Rate") of a designated U.S. bank, London Interbank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based senior loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based senior loans is reset periodically, typically every one, two, three or six months. Certain of the senior floating rate loans in which the Fund invests permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's portfolio may be invested in senior loans with interest rates that are fixed for the term of the loan. Investment in senior loans with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value, and potentially the market price of the Fund's shares of common stock, as a result of changes in interest rates.

     The Fund may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment and waiver fees, commissions and prepayment fees. In certain circumstances, the Fund may receive a prepayment fee on the prepayment of a senior loan by a borrower. In connection with the acquisition of senior loans or other debt securities, the Fund also may acquire warrants and other debt and equity securities of the borrower or issuer or its affiliates. The acquisition of such debt and equity securities will only be incidental to the Fund's purchase of an interest in a senior loan or other debt security. The Fund may also acquire other debt and equity securities of the borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or in connection with a bankruptcy or workout of the borrower or issuer.

     In making an investment in a senior loan, the Investment Adviser will consider factors deemed by it to be appropriate to the analysis of the borrower and the senior loan. The Investment Adviser performs its own independent credit analysis of the borrower in addition to utilizing information prepared and supplied by the Agent Bank, Co-Lender or Participant (each defined below) from whom the Fund purchases its interest in a senior loan. Such factors include, but are not limited to, the legal/protective features associated with the securities (such as their position in the borrower's capital structure and any security through collateral), financial ratios of the borrower such as pre-tax interest coverage, leverage ratios, and the ratios of cash flows to total debts and the ratio of tangible assets to debt. In its analysis of these factors, the Investment Adviser also will be influenced by the nature of the industry in which the borrower is engaged, the nature of the borrower's assets and the Investment Adviser's assessments of the general quality of the borrower. The Investment Adviser's analysis continues on an ongoing basis for any senior loans in which the Fund has invested. Although the Investment Adviser uses due care in making such analysis, there can be no assurance that such analysis will disclose factors that may impair the value of the senior loan.

     Senior loans made in connection with highly leveraged transactions are subject to greater credit risks than other senior loans in which the Fund may invest. These credit risks include a greater possibility of default or bankruptcy of the borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the borrower under applicable law.

     The secondary market for trading of senior loans continues to develop and mature. One of the effects of a more active and liquid secondary market, however, is that a senior loan may trade at a premium or discount to the principal amount, or par value, of the loan. There are many factors that influence the market value of a senior loan, including technical factors relating to the operation of the loan market, supply and demand conditions, market perceptions about the credit quality or financial condition of the borrower or more general concerns about the industry in which the borrower operates. The Fund participates in this secondary market for senior loans, purchasing and selling loans that may trade at a premium or discount to the par value of the loan.

     The Fund does not have a policy with regard to minimum ratings for senior loans in which it may invest. Investments in senior loans are based primarily on the Investment Adviser's independent credit analyses of a particular borrower. See "Appendix A -- Ratings of Securities."

     A borrower must comply with various restrictive covenants contained in any credit agreement between the borrower and the lending syndicate. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios or relationships, limits on total debt and restrictions on the borrower's ability to pledge its assets. In addition, the loan agreement may contain a covenant requiring the borrower to prepay the senior loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) which is not waived by the Agent Bank and the lending syndicate normally is an event of default (i.e., the Agent Bank has the right to call the outstanding senior loan).

     It is expected that a majority of the senior loans will have stated maturities ranging from three to ten years. However, such senior loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from excess cash flow, as discussed above, and typically permit the borrower to prepay at its election. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Fund may receive both a prepayment fee from the prepaying borrower and a facility fee on the purchase of a new senior loan with the proceeds from the prepayment of the former. Such fees may mitigate any adverse impact on the yield on the Fund's portfolio which may arise as a result of prepayments and the reinvestment of such proceeds in senior loans bearing lower interest rates.

     A senior loan in which the Fund may invest typically is originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies, investment banking firms, securities brokerage houses or other financial institutions or institutional investors, one or more of which administers the loan on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell senior loans to third parties ("Participants"). The Fund invests in a senior loan either by participating in the primary distribution as a Co-Lender at the time the loan is originated or by buying an assignment or participation interest in the senior loan in the secondary market from a Co-Lender or a Participant. The Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structurer with respect to a senior loan.

     The Fund may invest in a senior loan at origination as a Co-Lender or by acquiring an assignment or participation interest in the secondary market from a Co-Lender or Participant. If the Fund purchases an assignment, the Fund typically accepts all of the rights of the assigning lender in a senior loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower and assumes all of the obligations of the assigning lender, including any obligations to make future advances to the borrower. As a result, therefore, the Fund has the status of a Co-Lender. In some cases, the rights and obligations acquired by a purchaser of an assignment may differ from, and may be more limited than, the rights and obligations of the assigning lender. The Fund also may purchase a participation in a portion of the rights of a Co-Lender or Participant in a senior loan by means of a participation agreement. A participation is similar to an assignment in that the Co-Lender or Participant transfers to the Fund all or a portion of an interest in a senior loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Fund and the borrower. In such a case, the Fund is required to rely on the Co-Lender or Participant that sold the participation not only for the enforcement of the Fund's rights against the borrower but also for the receipt and processing of payments due to the Fund under the senior loans.

     Because it may be necessary to assert through a Co-Lender or Participant such rights as may exist against the borrower, in the event the borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. Moreover, under the terms of a participation, the Fund may be regarded as a creditor of the Co-Lender or Participant that sold the participation (rather than of the borrower), so that the Fund may also be subject to the risk that the Co-Lender or Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the Agent Bank, Co-Lender or Participant.

     In a typical senior loan, the Agent Bank administers the terms of the credit agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the credit agreement. The Fund generally relies on the Agent Bank (or the Co-Lender or Participant that sold the Fund a participation interest) to collect its portion of the payments on the senior loan. Furthermore, the Fund generally relies on the Agent Bank to use appropriate creditor remedies against the borrower. Typically, under credit agreements, the Agent Bank is given broad discretion in enforcing the credit agreement, and is obligated to use only the same care it would use in the management of its own property. The borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding the senior loan and other fees paid on a continuing basis.

     In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the credit agreement should remain available to holders of senior loans.

     If, however, assets held by the Agent Bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or suffer a loss of principal and/or interest. In situations involving a Co-Lender or Participant that sold the Fund a participation interest, similar risks may arise, as described above.

     The Fund may have certain obligations pursuant to a credit agreement, which may include the obligation to make future advances to the borrower in connection with revolving credit facilities in certain circumstances. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time it might not be desirable to do so (including at a time when the borrower's financial condition makes it unlikely that such amounts will be repaid). The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in liquid assets. The Fund will not invest in senior loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would cause the Fund to fail to meet the diversification requirements described under "Investment Restrictions."

Bonds

     The Fund may invest in bonds of varying maturities issued by U.S. and non-U.S. corporations and other business or governmental entities. Bonds can be variable or fixed rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a floating or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may also invest in catastrophe or other "event linked" bonds.

     Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Other Investments

     The Fund may invest in various other types of floating rate or fixed rate debt securities. These securities include, but are not limited to, convertible securities, mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities (including preferred securities that may be converted into common stock or other securities of the same or a different issuer and non-convertible preferred securities), commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

     To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer.

Convertible Securities

     The Fund may invest in convertible securities. A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

Mortgage and Asset Backed Securities

     Mortgage backed securities are "pass through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage backed securities, like that of traditional fixed rate securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage backed securities differ from traditional fixed rate securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

     To the extent that the Fund purchases mortgage backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than short term securities, maturity extension risk could increase the inherent volatility of the Fund.

     The mortgage backed securities in which the Fund may invest may be guaranteed by the Government National Mortgage Association ("GNMA") or issued by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Certain of the asset backed securities in which the Fund will invest may be guaranteed by the Small Business Administration ("SBA") or issued in programs originated by the Resolution Trust Corporation ("RTC"). Such obligations are not backed by the full faith and credit of the U.S. government. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. GNMA, FNMA, FHLMC and SBA are agencies or instrumentalities of the United States.

     The Fund may invest in pass through mortgage backed securities that represent ownership interests in a pool of mortgages on single-family or multi-family residences. Such securities represent interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government, one of its agencies or instrumentalities or by private guarantors. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass through securities provide for monthly payments that "pass through" the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The Fund may also invest in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass through securities.

     Asset backed securities are "pass through" securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset backed securities, like that of traditional fixed rate securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset backed securities differ from traditional fixed rate securities because of their potential for prepayment. The price paid by the Fund for its asset backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Fund.

Preferred Securities

     The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer's capital structure and their value is heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Certain preferred securities in which the Fund may invest have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such securities. Some preferred securities in which the Fund may invest offer a fixed rate of return with no maturity date. Because they never mature, these preferred securities act like long term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt securities to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets. The types of preferred securities in which the Fund may invest include trust preferred securities.

Credit Linked Securities

     Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle or issuer which, in turn, invests in a derivative instrument or a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield, leveraged loan or another fixed income market. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available, including during the period when the net proceeds of this offering and any borrowings or offering of preferred stock are being invested.

     Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Illiquid Securities

     The Fund may invest in floating rate debt securities, high yield securities, senior loans and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Although senior loans are transferred among certain financial institutions, the senior loans in which the Fund invests may not have the liquidity of conventional debt securities traded in the secondary market and may be considered illiquid. Although the market for senior loans has developed significantly during recent years, certain of the senior loans in which the Fund invests may still not have the liquidity of conventional debt securities traded in the secondary market. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.

                           Other Investment Policies

     The Fund has adopted certain other policies as set forth below:

Leverage

     At times, the Fund expects to utilize leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund has the ability to utilize leverage through borrowings or the issuance of short term debt securities in an amount up to 33-1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance), as calculated immediately after such borrowing or issuance. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance), as calculated immediately after such issuance. Under current market conditions, the Fund intends to utilize borrowings in an initial amount up to approximately _____% of the value of its total assets (including the amount obtained from leverage), or approximately _____% of the Fund's common stock equity, after the Fund has fully invested the net proceeds of the offering. There can be no assurance, however, that the Fund will borrow in order to leverage its assets or if it does what percentage of the Fund's assets such borrowings will represent. Following the investment of the net proceeds of the offering, the Fund may, depending on market conditions and the relative costs and benefits associated with other types of leverage, choose to leverage through the issuance of preferred stock rather than through borrowings or the Fund may choose to leverage through a combination of both. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace for borrowings for leverage and the issuance of preferred stock. When the Fund is utilizing leverage, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on an aggregate of (i) the Fund's average daily net assets (including any proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage.

     The Fund's use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock. Such difference in return may result from the short term nature of the Fund's borrowing compared to the longer term nature of its investments. Because the total assets of the Fund (including the assets obtained from leverage) will generally be invested in the higher yielding portfolio investments, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long term rates rise, the common stock net asset value will reflect any decline in the value of portfolio holdings resulting therefrom.

     Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of net asset value and market price of shares of common stock or fluctuations in dividends paid on common stock, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of common stock and increased operating costs which may reduce the Fund's total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the total return on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of classes of preferred stock involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of common stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock create an opportunity for greater return per share of common stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the total return on assets acquired with borrowed funds or preferred stock offering proceeds exceeds the cost of borrowing or issuing classes of preferred securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on the common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Investment Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Adviser otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund's total assets, as calculated immediately after the incurrence of such indebtedness). Additionally, under the 1940 Act, the Fund may not declare any dividend (except a dividend payable in capital stock of the Fund) or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets, as calculated immediately after the issuance of such preferred stock). In addition, the Fund is not permitted to declare any dividend (except a dividend payable in common stock of the Fund) or other distribution on its common stock unless, at the time of such declaration, the Fund has an asset coverage (determined after deducting the amount of such dividend or distribution) of at least 200% of such liquidation value. In the event shares of preferred stock are issued, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain an asset coverage of any preferred stock of at least 200%.

     With respect to borrowings or indebtedness, "asset coverage" under the 1940 Act means the ratio which the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings or indebtedness of the Fund. With respect to preferred stock, "asset coverage" under the 1940 Act means the ratio which the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing borrowings or indebtedness plus the aggregate of the involuntary liquidation preference of such preferred stock. Under the 1940 Act, the involuntary liquidation preference of a preferred stock is the amount to which such preferred stock would be entitled on involuntary liquidation of the Fund in preference to a security junior to it (i.e., the common stock).

     The Fund's willingness to borrow money and issue debt securities or preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     As discussed under "Investment Advisory and Management Arrangements" herein, during periods when the Fund has outstanding borrowings for leverage or preferred stock outstanding, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not borrow or issue preferred stock because the fees paid will be calculated on the basis of an aggregate of (i) the Fund's average daily net assets (including proceeds from the sale of preferred stock) and (ii) the proceeds of any outstanding borrowings used for leverage. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Directors will monitor this potential conflict.

     Assuming the utilization of leverage by borrowings in the amount of approximately _____% of the Fund's total assets, and an annual interest rate of ____% payable on such leverage based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be ____%.

     The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by borrowings in the amount of approximately _____% of the Fund's total assets, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


    Assumed Portfolio Return (net of expenses)...........      (10)%      (5)%        0%          5%          10%
    Corresponding Common Stock Return....................    (     )%   (     )%   (     )%          %           %
                                                              -----      -----      -----       -----       -----


     Until the Fund borrows or issues shares of preferred stock, the Fund's common stock will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

Indexed and Inverse Floating Obligations

     The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. Regardless of the effect, inverse floaters represent a leveraged investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

     In order to seek to hedge the value of the Fund's portfolio against interest rate fluctuations, to seek to enhance the Fund's return, or in connection with certain of the Fund's investments in fixed rate debt securities, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to seek to enhance its return or to seek to achieve its investment objective by investing primarily in floating rate debt securities. However, the Fund also may invest in interest rate swaps to seek to enhance income or to seek to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with a fixed interest rate, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate reset based on a floating rate. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset based on a floating rate index and it would like to lock in what it believes to be a high interest rate for a period, it may swap the right to receive interest at this variable rate for the right to receive interest at a rate that is fixed. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between short and long term interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in interest rate swaps and the other types of swaps described below. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders. See "Taxes."

Credit Default Swap Agreements

     The Fund may enter into credit default swap agreements for hedging purposes or to seek to enhance its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements involve certain risks including general market risk, illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with each such transaction, the Fund will at all times segregate unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Total Return Swap Agreements

     The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Options

     Call Options. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     The Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

     The Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

     Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

     The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

     The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Financial Futures and Options Thereon

     The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission (the "CFTC").

     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller.

     Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool" and the Fund need not be operated by a person registered with the CFTC as a "commodity pool operator." When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Options and Futures
Transactions

     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Fund's use of futures and options thereon when it uses such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Utilization of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Fund, the Fund's losses will not be limited.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the- counter market, only if there appears to be a liquid secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

     When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration.

Foreign Exchange Transactions

     The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the Fund's strategies described herein. The Fund will not attempt to hedge all of its foreign portfolio positions.

     Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

     Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "-- Financial Futures and Options Thereon" above. Currency futures involve substantial currency risk, and also involve leverage risk.

     Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "-- Options" above. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

     Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a crosshedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Investments in Foreign Securities

     The Fund may invest without limitation in debt securities of issuers domiciled outside the United States, including emerging market countries. The Fund may also invest in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars.

     Public Information. Many of the foreign securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Currency Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio, and hence the Fund's net asset value, and potentially the market value of the Fund's shares of common stock.. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that for non-U.S. dollar-denominated securities a strong U.S. dollar will reduce returns for investors while a weak U.S. dollar will increase those returns.

     Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Fund's expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund's ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

     Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Investment in Emerging Market Countries

     The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

     Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed, foreign capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

     Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

     Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

     Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Other Investment Strategies

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations -- Leverage" and "-- Leverage" above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may segregate liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a borrowing by the Fund, however, under circumstances in which the Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33-1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates and to retain an affiliate of the Fund as lending agent. See "Portfolio Transactions."

     When-Issued and Forward Commitment Securities. The Fund may purchase interests in senior loans and other portfolio securities on a "when-issued" basis and may purchase or sell such interests or securities on a "forward commitment" basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for such interests or securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering such interests or securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value at all times will exceed the corresponding obligations of the Fund. There is always a risk that such interests or securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Standby Commitment Agreements. The Fund from time to time may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund at all times will segregate cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

                          ---------------------------

     The Fund may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Suitability

     The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on high yield debt securities including senior loans, the Fund should be considered speculative and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in high yield debt securities, including the risk of loss of principal.

                            Investment Restrictions

     The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or
(ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act or otherwise as permitted by applicable law.

          5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          6. Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing senior loans, as a Co-Lender or otherwise, or other debt securities or enters into repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33-1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

          7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. For purposes of this restriction, the term "issuer" includes both a borrower and any lender selling a participation interest (as described under "Investment Objectives and Policies -- Description of Senior Loans" above) to the Fund together with any other person interpositioned between the lender selling such participation interest and the Fund with respect to such participation interest.

     For purposes of investment restriction (7), the Investment Adviser uses the classifications and sub-classifications of Morgan Stanley Capital International to identify industries.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under "Other Investment Policies" above.

          c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values or ratings will not be considered a violation.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the Commission.

     The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                            Directors and Officers

     The Directors of the Fund consist of ______ individuals, of whom ________ are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

     Each non-interested Director is a member of the Fund's Audit and Oversight Committee (the "Audit Committee"). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. The Board of the Fund has adopted a written charter for the Audit Committee. The Audit Committee generally will not consider nominees recommended by stockholders. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee has met _______ since the incorporation of the Fund.

     Each non-interested Director is also a member of the Fund's Nominating Committee (the "Nominating Committee"). The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board.

While the Nominating Committee is solely responsible for the selection and nomination of the Fund's non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee has not met since the incorporation of the Fund.

Biographical Information

     Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser, Merrill Lynch Investment Managers, L.P. ("MLIM") or their affiliates ("MLIM/FAM-advised funds") and other public directorships.



                                                                                          Number of
                                                                                           MLIM/FAM
                                            Term of                                        Advised
                            Position(s)   Office** and                                    Funds and
Name, Address* and Age      Held with      Length of         Principal Occupation(s)       Portfolios       Public
      of Director            the Fund     Time Served        During Past Five Years        Overseen      Directorships
-----------------------  --------------  --------------  ------------------------------   ------------  ---------------
                                        [TO BE PROVIDED BY AMENDMENT]




---------------------
  * The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
 ** Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws or charter or by statute.

     Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.

                                                                                          Number of
                                                                                           MLIM/FAM
                                            Term of                                        Advised
                            Position(s)   Office** and                                    Funds and
                            Held with      Length of        Principal Occupation(s)       Portfolios       Public
  Name, Address+ and Age     the Fund     Time Served        During Past Five Years        Overseen     Directorships
-------------------------  ------------  ---------------  ----------------------------  -------------  ---------------
Terry K. Glenn* (63)        President   President and     President of the              124
                            and         Director  ***     MLIM/FAM-advised funds;       registered
                            Director    of the Fund       Chairman (Americas Region)    investment
                                        since 2004        of MLIM from 2000 to 2002;    companies
                                                          Executive Vice President of   consisting of
                                                          MLIM and FAM (which terms     157 portfolios
                                                          as used herein include
                                                          their corporate
                                                          predecessors) from 1983 to
                                                          2002; President of FAM
                                                          Distributors, Inc. ("FAMD")
                                                          from 1986 to 2002 and
                                                          Director thereof from 1991
                                                          to 2002; Executive Vice
                                                          President and Director of
                                                          Princeton Services, Inc.
                                                          ("Princeton Services") from
                                                          1993 to 2002; President of
                                                          Princeton Administrators,
                                                          L.P. from 1988 to 2002;
                                                          Director of Financial Data
                                                          Services, Inc. from 1985 to
                                                          2002.

Donald C. Burke (43)        Vice        Vice President    First Vice President of FAM   123             None
                            President   and Treasurer     and MLIM since 1997 and       registered
                            and         of the Fund       Treasurer thereof since       investment
                            Treasurer   since 2004        1999; Senior Vice President   companies
                                                          and Treasurer of Princeton    consisting of
                                                          Services since 1999; Vice     156 portfolios
                                                          President of FAMD since
                                                          1999; Vice President of FAM
                                                          and MLIM from 1990 to 1997;
                                                          Director of Taxation of
                                                          MLIM since 1990.

Kevin Booth (48)            Vice        Vice President    Director of MLIM since        5 registered    None
                            President   and Portfolio     1998; Vice President of       investment
                            and         Manager of the    MLIM from 1991 to 1998.       companies
                            Portfolio   Fund since 2004                                 consisting of
                            Manager                                                     3 portfolios

Alice A. Pellegrino (40)    Secretary   Secretary of      Director (Legal Advisory)     123             None
                                        the Fund since    of MLIM since 2002; Vice      registered
                                        2004              President of MLIM from 1999   investment
                                                          to 2002.  Attorney            companies
                                                          associated with MLIM since    consisting of
                                                          1997.                         156 portfolios


-----------------------
    + The address of Mr. Glenn and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
    * Mr. Glenn is an "interested person," as defined in the 1940 Act, of the Fund based on his current and former positions with the Investment Adviser, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
   ** Elected by and serves at the pleasure of the Board of Directors of the Fund.
  *** As Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation or removal as provided in the Fund's by-laws or charter or by statute.

     In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

Share Ownership

     Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2003 is set forth in the chart on the following page.


                                                                                      Aggregate Dollar Range
                                                                                         of Securities in
                                                Aggregate Dollar Range                      Supervised
Name                                             of Equity in the Fund                 Merrill Lynch Funds*
----                                             ---------------------                 --------------------
Interested Director:
[TO BE PROVIDED BY AMENDMENT]

Non-interested Director:
[TO BE PROVIDED BY AMENDMENT]






     As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

     Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries.

     The Fund pays each non-interested Director a combined fee of $______ per year for service on the Board and on the Audit Committee, plus $______ per in-person Board meeting attended and $______ per in-person Audit Committee meeting attended. The Chairman of the Audit Committee receives an additional annual fee of $______ per year. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Audit Committee meetings.

     The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered MLIM/FAM-advised funds for the calendar year ended December 31, 2003.


                                                                                 Pension               Aggregate
                                                        Estimated              Retirement             Compensation
                                                        Aggregate           Benefits Accrued         from Fund and
                                                      Compensation             as Part of           other MLIM/FAM
Name                                                    from Fund             Fund Expense          Advised Funds**
----                                                  ------------          ----------------        ---------------
[TO BE PROVIDED BY AMENDMENT]






--------------
  *  Chairman of the Audit Committee.


                Investment Advisory and Management Arrangements

     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The

Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of June 2004, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $488 billion in investment company and other portfolio assets under management, including approximately $__ billion in bank loans, high yield and hybrid bank loan/high yield funds and accounts. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from the Investment Adviser. The portfolio manager primarily responsible for the Fund's day-to-day management is Kevin Booth, who has more than ten years of investment experience, including the analysis and management of senior floating rate loans and the use of leverage techniques to manage portfolios. The portfolio manager will be supported by a team of [15] analysts, who will independently evaluate, rate and monitor the portfolio securities and senior loans held by the Fund.

     Kevin Booth is a Director of MLIM. Mr. Booth joined MLIM in 1991 and has core experience in bank loans, high yield and distressed investing.

     For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of _____% of an aggregate of (i) the Fund's average daily net assets and (ii) the proceeds of any outstanding borrowings used for leverage ("average daily net assets" means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and
(iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of
any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     In connection with the Board of Directors' consideration of the Investment Advisory Agreement, the Board of Directors compared the Fund's fee rate for advisory and administrative services to certain comparable funds and reviewed information derived from a number of sources and covering a range of issues. [TO BE PROVIDED BY AMENDMENT]

Code of Ethics

     The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

     The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

     In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

     The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

     To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

     The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

     From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

     In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Proxy Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

     In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

     The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

     o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

     o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

     o Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

     o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

     o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

     o Routine proposals related to requests regarding the formalities of corporate meetings.

     o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

     o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                            Portfolio Transactions

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

     The Fund purchases senior loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions and institutional investors. In selecting such institutions, the Investment Adviser may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. See "Investment Objective and Policies -- Description of Senior Loans." While such institutions generally are not required to repurchase interests in senior loans which they have sold, they may act as principal or on an agency basis in connection with the Fund's disposition of senior loans.

     Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the "lending agent") for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund's expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser's waiver of a portion of its advisory fee.

     Securities, including senior loans, may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Investments in high yield securities, including high yield bonds, senior loans or other privately placed securities, may result in the Fund receiving material nonpublic information ("inside information") concerning the borrower or issuer. Accordingly, the Fund has established certain procedures reasonably designed to prevent the unauthorized access, dissemination or use of such inside information. Receipt of inside information concerning a borrower or issuer may, under certain circumstances, prohibit the Fund, or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the borrower or issuer. Conversely, the portfolio managers for the Fund may, under certain circumstances, decline to receive inside information made available by the borrower or issuer in order to allow the Fund, or other funds or accounts managed by the same portfolio managers, to continue to trade in the public securities of such borrower or issuer.

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund, or to otherwise enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Portfolio Turnover

     Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

                          Dividends and Distributions

     The Fund intends to distribute dividends from its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying dividends to holders of common stock within approximately 90 days of the date of this prospectus. From and after issuance of any preferred stock, monthly dividends to holders of common stock normally will consist of net investment income remaining after the payment of dividends on the preferred stock. The Fund currently intends either to pay out less than the entire amount of net investment income earned in any particular period or pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividend distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a more stable level of distributions to stockholders and may choose not to do so. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and any preferred stock.

     While any indebtedness is outstanding, the Fund may not declare any cash dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, or purchase any such capital stock, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common stockholders may be automatically reinvested in shares of common stock. Dividends and distributions may be taxable to stockholders whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuers of the portfolio securities to pay dividends or interest on such securities, changes in interest rates including changes in the relationship between short term rates and long term rates, the amount and timing of borrowings and the issuance of the Fund's preferred stock or debt securities, the effects of leverage on the common stock discussed above under "Risk Factors and Special Considerations -- Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.

                                     Taxes

General

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its income, the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate stockholders and the dividends received deduction for corporate stockholders.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions, if any, from the excess of net long term capital gains over net short term capital losses derived from the sale of securities or from certain transactions in futures, options and swaps ("capital gain dividends") are taxable as long term capital gains, regardless of the length of time the stockholder has owned Fund shares. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits first reduce the adjusted tax basis of a holder's common stock and, after such adjusted tax basis is reduced to zero, constitute capital gains to such holder (assuming such common stock is held as a capital asset).

     Dividends are taxable to stockholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally are not eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as being paid and received on December 31 of the year in which the dividend was declared.

     The Internal Revenue Service (the "IRS") has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including the different categories of capital gains, discussed above. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during the year that was paid to such class. Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, as discussed above, will be allocated among the holders of common stock and any series of preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

     Recently enacted legislation reduces the tax rate on certain dividend income and long term capital gain applicable to non-corporate stockholders for taxable years ending in or prior to 2008. Under these new rules, a certain portion of ordinary income dividends constituting "qualified dividend income" when paid by a RIC to non-corporate stockholders may be taxable to such stockholders at long term capital gain rates. However, to the extent the Fund's distributions are derived from interest income on debt securities or certain types of preferred securities which are treated as debt for federal income tax purposes and from short term capital gain, such distributions will not constitute qualified dividend income. Thus, ordinary income dividends paid by the Fund generally will not be eligible for taxation at the reduced rates.

     If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. See "Risk Factors and Special Considerations -- Leverage." Additionally, if any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." Limits on the Fund's payment of dividends may prevent the Fund from distributing at least 90% of its net investment income and may therefore jeopardize the Fund's qualification for taxation as a RIC and/or may subject the Fund to the 4% excise tax described above. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund may, in its sole discretion, redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restriction of its dividend payments.

     As noted above, the Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund has the authority to issue may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. In the event the Fund determines to issue preferred stock, the Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies on a legal opinion in the event it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code.

     Upon the sale or exchange of Fund shares held as a capital asset, a stockholder may realize a capital gain or loss which will be long term or short term depending on the stockholder's holding period for the shares. Generally, gain or loss will be long term if the shares have been held for more than one year. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding tax. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a stockholder's Federal income tax liability.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the stockholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to stockholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the IRS pursuant to which stockholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct their proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate stockholders who do not itemize deductions. A stockholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such stockholder. The Fund will report annually to its stockholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income between common stock and any preferred shares according to a method similar to that described above for the allocation of capital gains and other types of income.

     Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to
RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to stockholders. Special tax rules also will require the Fund to mark-to-market certain types of positions in its portfolio (i.e. treat them as sold on the last day of the taxable year) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in it books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

     If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, it will generally be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its stockholders. However, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value but only to the extent of previously recognized "mark-to-market" gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

     Under recently promulgated Treasury Regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are, in many cases, exempted from this reporting requirement, but under current guidance stockholders of regulated investment companies are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Stockholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

     Stockholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                     Automatic Dividend Reinvestment Plan

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Stockholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the New York Stock Exchange ("NYSE") or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A. at P.O. Box 43011, Providence, Rhode Island 02940-3011.

                         Mutual Fund Investment Option

     Purchasers of shares of common stock of the Fund in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class A initial sales charge shares of certain MLIM/FAM advised open-end mutual funds ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of Fund shares must be made through Merrill Lynch or another broker-dealer or other financial intermediary ("Selected Dealer") that maintains an arrangement with the open-end fund's distributor for the purchase of Eligible Class A Shares, and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the Fund shares must either have been acquired in the Fund's initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the Fund shares must have been continuously maintained in a securities account held at Merrill Lynch or another Selected Dealer. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. The Eligible Class A Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee.

                                Net Asset Value

     Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     The Fund's senior loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guideline the Fund will utilize the valuations of senior loans furnished by an independent third-party pricing service approved by the Board of Directors. The pricing service typically values senior loans for which the pricing service can obtain at least two price quotations from banks or dealers in senior loans by calculating the mean of the last available bid and asked prices in the market for such senior loans, and then using the mean of those two means. For those senior loans for which the pricing service can obtain only one price quote, the pricing service will value the senior loan at the mean between the bid and asked price for such senior loan. For the limited number of senior loans for which no reliable price quotes are available, such senior loans may be valued by the pricing service through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a senior loan, the Investment Adviser will value the senior loan at fair value, which is intended to be market value. In valuing a senior loan at fair value, the Investment Adviser will consider, among other factors (i) the creditworthiness of the borrower, (ii) the current interest rate period until the next interest rate resets and maturity of the senior loan, (iii) recent prices in the market for similar senior loans, if any, and (iv) recent prices in the market for instruments of similar quality, rate period until the next interest rate reset and maturity.

     Generally, other portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Directors. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

     Generally trading in non-U.S. securities, as well as mortgage-backed securities, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods, that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Investment Adviser using a pricing service and/or procedures approved by the Directors.

                         Description of Capital Stock

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See "Risk Factors and Special Considerations -- Leverage."

Common Stock

     Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Risk Factors and Special Considerations -- Leverage."

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

     The Investment Adviser provided the initial capital for the Fund by purchasing ______ shares of common stock of the Fund for $_______. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Certain Provisions of the Charter and By-laws

     The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66-2/3% of the shares entitled to vote in an election to fill that directorship.

     In addition, the Charter requires the favorable vote of the holders of at least 66-2/3% of the Fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     o    a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66-2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

     The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66-2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Board of Directors has determined that the 66-2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

                                   Custodian

     The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02110.

                                 Underwriting

     The Fund intends to offer the shares through the underwriters. ________________ is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.


                                                                                                       Number
               Underwriter                                                                            of Shares
               -----------                                                                            ---------




                                                                                                    -------------
   Total...............................................................................
                                                                                                    =============


     The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

     The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

     The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

     The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $_____ per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share to other dealers. There is a sales charge or underwriting discount of $_____ per share, which is equal to _____% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before _________, 2004.

     The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                                          Per Share          Without Option          With Option
                                                          ---------          --------------          -----------

    Public offering price............................       $20.00                  $                     $
    Underwriting discount............................         $                     $                     $
    Proceeds, before expenses, to the Fund...........         $                     $                     $


     The expenses of the offering, excluding underwriting discount, are estimated at $____ and are payable by the Fund. The Fund has agreed to pay the underwriters $____ per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed ______% of the total price to the public of the shares of common stock sold in this offering. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $_______ per share partial reimbursement of expenses to the underwriters) exceed $________ per share of common stock (_______% of the offering price). The Investment Adviser has agreed to pay all of the Fund's organizational expenses.

Overallotment Option

     The Fund has granted the underwriters an option to purchase up to ______ additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund's shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

     The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters' short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

                   Stock Exchange Listing
------------------

     Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares of common stock on the NYSE or
another national securities exchange under the symbol "    ." In order to meet
the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

     As additional compensation for its acting as lead underwriter in the initial public offering of the Fund's common stock, the Investment Adviser (and not the Fund) has agreed to pay a fee from its own resources to _____________________ quarterly at the annual rate of ______% of an aggregate of: (i) the Fund's average daily net assets (including proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage, during the continuance of the Investment Advisory Agreement. In addition to acting as lead underwriter, ______________ has agreed to provide, upon request, certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry on an as-needed basis. The total amount of these additional payments will not exceed _______% of the total price to the public of the shares of common stock sold in this offering.

     The total amount of the additional compensation to ____________ described above, plus the amount paid by the Fund as the $_______ per share partial reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the common stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of shares of common stock, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the shares of common stock sold in this offering.

     The Fund anticipates that ____________ and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than _______________ may from time to time act as dealers in connection with the execution of portfolio transactions. See "Portfolio Transactions." _________________ is an affiliate of the Investment Adviser.

     The address of _______________________ is _________________________.

            Transfer Agent, Dividend Disbursing Agent and Registrar

     The transfer agent, dividend disbursing agent and registrar for the Fund's shares is EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

                         Accounting Services Provider

     State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

                                Legal Opinions

     Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the underwriters by _____________, New York. ______________ may rely on the opinion of Sidley Austin Brown & Wood LLP as to certain matters of Maryland law.

           Independent Registered Public Accounting Firm and Experts

     The statement of assets and liabilities of the Fund as of ___________, 2004 included in this prospectus has been audited by _____________________, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given as experts in accounting and auditing.

                            Additional Information

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operation of such public reference facilities may be obtained by calling the Commission at 1-202-942-8090. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the _______________ Stock Exchange, ____________________.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

            Report of Independent Registered Public Accounting Firm

To Stockholder and Board of Directors,
Diversified Income Strategies Portfolio, Inc.

We have audited the accompanying statement of assets and liabilities of Diversified Income Strategies Portfolio, Inc. as of _________, 2004. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Diversified Income Strategies Portfolio, Inc. as of ____________, 2004, in conformity with U.S. generally accepted accounting principles.



                , 2004
----------------

                 DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.

                      Statement of Assets and Liabilities

                                 _______, 2004


ASSETS:
   Cash..........................................................................................      $
                                                                                                        -------
   Deferred offering costs (Note 1)..............................................................
                                                                                                        -------
     Total assets................................................................................
                                                                                                        -------

LIABILITIES:
     Liabilities and accrued expenses (Note 1)...................................................
                                                                                                        -------
NET ASSETS:                                                                                            $
                                                                                                        -------

NET ASSETS CONSIST OF:
   Common Stock, par value $.10 per share; 200,000,000 shares authorized;
     _______ shares issued and outstanding (Note 1)..............................................      $
                                                                                                        -------
     Paid-in Capital in excess of par............................................................     $
                                                                                                        -------
     Net Assets-Equivalent to $          net asset value per share based on           shares of
                               ---------                                    ---------
       capital stock outstanding (Note 1)........................................................      $
                                                                                                        -------


                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES

 Note 1. Organization

     The Fund was incorporated under the laws of the State of Maryland on September 20, 2004 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of _____ shares for $______ on _________, 2004. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

     The Investment Adviser, on behalf of the Fund, will incur all organizational costs estimated at $______. The Investment Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount, but including the $________ per share partial reimbursement of expenses to the underwriters) exceeds $________ per share of common stock. Offering costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.

Note 2.  Investment Advisory Arrangements

     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate equal to _______% of an aggregate of: (i) the Fund's average daily net assets (including any proceeds from the issuance of any preferred stock), and (ii) the proceeds of any outstanding borrowings used for leverage.

Note 3.  Federal Income Taxes

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4.  Accounting Principles

     The Fund's statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from this statement.

                                                                    APPENDIX A


                             Ratings of Securities

 Description of Moody's Investors Service, Inc.'s ("Moody's") Long Term Ratings

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to preferred stock, financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933, as amended, or issued in conformity with any other applicable law or regulation. Moody's makes no representation that any specific bank or insurance company obligation is a legally enforceable or a valid senior obligation of a rated issuer.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's Short Term Ratings

     Moody's short term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Description of Standard & Poor's ("S&P") Long Term Issue Credit Ratings

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long term obligations. The result is a dual rating, in which the short term rating addresses the put feature, in addition to the usual long term rating. Medium term notes are assigned long term ratings.

     Issue credit ratings are based in varying degrees, on the following considerations:

          1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as
B       having significant speculative characteristics. 'BB' indicates the
CCC     least degree of speculation and 'C' the highest. While such
CC      obligations will likely have some quality and protective
C characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Such rating will also be used upon the completion of a tender or exchange offer, whereby some or all of an issue is either repurchased for an amount of cash or replaced by other securities having a total value that is clearly less than par; or in the case of preferred stock or deferrable payment securities, upon non-payment of the dividend or deferral of the interest payments.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of S&P Short Term Issue Credit Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Country risk considerations are a standard part of S&P analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Local Currency and Foreign Currency Risks

     Country risk considerations are a standard part of S&P analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An insurer's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                     (This page intentionally left blank)

==============================================================================

     Through and including ______, 2004 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.




                                _______ Shares


                 Diversified Income Strategies Portfolio, Inc.


                                 Common Stock





                           -------------------------
                              P R O S P E C T U S
                           -------------------------



















                                         , 2004           Code #         -1104
                                ---------                       ---------

==============================================================================

                          PART C. OTHER INFORMATION

Item 24.   Financial Statements And Exhibits.

     (1)   Financial Statements

             Report of Independent Auditors

             Statement of Assets and Liabilities as of ___________, 2004.

Exhibits         Description
-------          ------------

(a)(1)  --   Articles of Incorporation of the Registrant.
   (b)  --   By-laws of the Registrant.
   (c)  --   Not applicable.
(d)(1)  --   Portions of the Articles of Incorporation and By-laws of the
             Registrant defining the rights of holders of shares of common stock of the Registrant.(a)
(d)(2)  --   Form of specimen certificate for shares of common stock of the
             Registrant.*
   (e)  --   Form of Automatic Dividend Reinvestment Plan.*
   (f)  --   Not applicable.
   (g)  --   Form of Investment Advisory Agreement between the
             Registrant and Fund Asset Management, L.P. ("FAM" or the
             "Investment Adviser").*
(h)(1)  --   Form of Purchase Agreement between the Registrant and the
             Investment Adviser and ________________.*
(h)(2)  --   Form of ______________ Standard Dealer Agreement.*
(h)(3)  --   Form of Master Agreement Among Underwriters.*
   (i)  --   Not applicable.
   (j)  --   Form of Custodian Agreement between the Registrant and State
             Street Bank and Trust Company ("State Street").(b)
(k)(l)  --   Form of Transfer Agency and Service Agreement between the
             Registrant and EquiServe Trust Company, N.A. and EquiServe
             L.P.(c)
(k)(2)  --   Form of Administrative Services Agreement between the Registrant and State Street.(d)
(k)(3)  --   Form of Additional Compensation Agreement between FAM and
             ____________________.*
(k)(4)  --   Form of Securities Lending Agency Agreement.(e)
   (l)  --   Opinion and Consent of Sidley Austin Brown & Wood LLP.*
   (m)  --   Not applicable.
   (n)  --   Consent of _________, independent registered public accounting firm for the Registrant.*
   (o)  --   Not applicable.
   (p)  --   Certificate of FAM.*
   (q)  --   Not applicable.
   (r)  --   Code of Ethics.(f)

____________

(a)  Reference is made to Article IV (sections 2, 3, 4, 5, 6, 7 and 8),
     Article V (sections 3, 6 and 7), Article VI, Article VIII, Article IX,
     Article X, and Article XII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II,
     Article III (sections 3.01, 3.03, 3.05 and 3.17), Article VI (section 6.02), Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-laws, filed as Exhibit (b) to this Registration Statement.
(b) Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(c) Incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 of Corporate High Yield Fund, Inc. (File No. 333-10193), filed on December 31, 2002.
(d) Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001
(e) Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(f) Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturities Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.

* To be provided by amendment.

Item 25. Marketing Arrangements.

      See Exhibits (h)(1), (h)(2) and (h)(3).

Item 26. Other Expenses of Issuance and Distribution.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees                                                    $*
__________ Stock Exchange listing fee                                 *
Printing (other than stock certificates)                              *
Engraving and printing stock certificates                             *
Legal fees and expenses                                               *
Accounting fees and expenses                                          *
NASD fees                                                             *
Underwriters expense reimbursement                                    *
Miscellaneous                                                 *________

Total                                                        $*========
_____________
* To be filed by amendment.

Item 27. Persons Controlled by or Under Common Control with Registrant.

     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock -- Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

Item 28. Number of Holders of Securities.

     There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

Item 29. Indemnification.

     Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-laws and Section 6 of the Purchase Agreement, which provide for indemnification.

     Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for the indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or
(iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law from liability arising from his or her activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30. Business And Other Connections Of The Investment Adviser.

     FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

     Merrill Lynch Investment Managers, L.P. ("MLIM") an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

     The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more such companies.


                                                 Other Substantial Business,
                                                 Profession, Vocation Or
           Name          Position(s) with FAM           Employment
           ----          --------------------    -----------------------------

ML & Co.                Limited Partner           Financial Services Holding
                                                  Company; Limited Partner of
                                                  MLIM

Princeton Services                                General Partner of MLIM

Robert C. Doll, Jr.     President                 President of MLIM; Director
                                                  of Princeton Services; Chief
                                                  Investment Officer of
                                                  OppenheimerFunds, Inc. in
                                                  1999 and Executive Vice
                                                  President thereof from 1991
                                                  to 1999

Donald C. Burke         First Vice President      First Vice President,
                        and Treasurer             Treasurer and Director of
                                                  Taxation of MLIM; Senior
                                                  Vice President, Treasurer
                                                  and Director of Princeton
                                                  Services; Vice President of
                                                  FAMD

Andrew J. Donohue       General Counsel           First Vice President and
                                                  General Counsel of MLIM;
                                                  Senior Vice President,
                                                  Director and General Counsel
                                                  of Princeton Services;
                                                  President and Director of
                                                  FAMD

Alice A. Pellegrino     Secretary                Secretary of MLIM,
                                                 Princeton Services and FAMD

Item 31.   Location of Account and Records.

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

Item 32.   Management Services.

      Not applicable.

Item 33.   Undertakings.

     (a) The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if
(1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) The Registrant undertakes that:

          (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 21st day of September, 2004.


                           DIVERSIFIED INCOME STRATEGIES PORTFOLIO, INC.

                           (Registrant)

                           By:            /s/    Bradley J. Lucido
                                  ---------------------------------------
                                      (Bradley J. Lucido, President)

     Each person whose signature appears below hereby authorizes Bradley J. Lucido, Brian D. Stewart and Alice A. Pellegrino or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

  Signature                       Title                              Date
  ---------                       -----                              -----

  /s/ Bradley J. Lucido      President (Principal          September 21, 2004
__________________________   Executive Officer) and
     (Bradley J. Lucido)     Director

  /s/ Brian D. Stewart       Treasurer (Principal          September 21, 2004
__________________________   Financial and Accounting
     (Bruce D. Stewart       Officer) and Director

 /s/ Alice A. Pellegrino     Secretary and Director        September 21, 2004
__________________________
    (Alice A. Pellegrino)

                                 EXHIBIT INDEX


(a)  --  Articles of Incorporation of the Registrant.

(b)  --  By-laws of the Registrant.